                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2007
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                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

            New York                0-3319                13-1784308
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(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)

             11550 West King Street, Franklin Park, IL       60131
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            (Address of Principal Executive Offices)      (Zip Code)

      Registrant's telephone number, including area code (847) 288-7000
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        (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 1, 2007, Del Global Technologies Corp. (the "registrant") entered into an Amended and Restated Loan and Security Agreement, dated as of May 25,
2007, among the Company, Del Medical Imaging Corp. ("Del Medical"), RFI
Corporation ("RFI") (collectively, the "Borrowers") and North Fork Business
Capital Corporation (the "Lender") (the "Amended and Restated Agreement"). The
Amended and Restated Agreement amends and restates that certain Loan and
Security Agreement, dated as of August 1, 2005, among the Borrowers and the
Lender (as amended, the "Original Loan Agreement"). The following summary of amendments made by the Amended and Restated Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of the Amended and Restated Agreement. The terms of the Original
Loan Agreement were amended to provide for an increase in the revolving credit facility from $6 million to $7.5 million and to provide for a line of $1.5 million to be utilized for the purchase of new equipment, resulting in a total credit facility of $9 million, plus various changes to financial and other covenants as set forth in the Amended and Restated Agreement attached hereto as
Exhibit 10.1 and incorporated herein by reference.

      Loans under the three-year Amended and Restated Agreement bear interest based on either LIBOR or the "base rate" which is defined as the higher of (i)
the highest prime, base or equivalent rate of interest publicly announced from time to time by North Fork Bank, Citibank, N.A. or Bank of America or any
successor to either of the foregoing banks (which may not be the lowest rate of interest charged by such bank) and (ii) the published annualized rate for ninety-day dealer commercial paper that appears in the "Money Rates" section of
THE WALL STREET JOURNAL. Loans bear interest at the rate of either 0.50% plus the base rate or LIBOR plus 2.5%. The LIBOR rate option can cover up to 80% of the outstanding loans. Interest is payable monthly in arrears on the first business day of each month.

      To secure repayment, the registrant, RFI and Del Medical granted the
Lender security interest in all of its receivables, equipment, property, inventory and investment property (other than shares of Villa Sistemi Medicali
S.p.A. owned by the registrant), now owned or later acquired.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits

      10.1   Amended and Restated Loan Agreement, dated as of May 25, 2007, among the Del Global Technologies Corp., RFI Corporation, Del
             Medical Imaging Corp. and North Fork Business Capital Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DEL GLOBAL TECHNOLOGIES CORP.
                                             (Registrant)

Date: June 4, 2007
                                    By: /s/ Mark A Zorko
                                        ----------------------------------------
                                    Name:  Mark A. Zorko
                                    Title: Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

      Exhibit No.       Description
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      10.1              Amended and Restated Loan Agreement, dated as of May
                        25, 2007, among the Del Global Technologies Corp.,
                        RFI Corporation, Del Medical Imaging Corp. and North
                        Fork Business Capital Corporation.